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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  MARCH 25, 1997


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                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

  MARYLAND                      1-12844                     58-1468053
(State or Other          (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                             Identification
Incorporation)                                              Number)


              3340 PEACHTREE ROAD, N.E.
              SUITE 1530
              ATLANTA, GEORGIA                                  30326
       (Address of Principal Executive Offices)              (Zip Code)

                               (404) 262-3252
             (Registrant's Telephone Number, including Area Code)

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ITEM 5.  OTHER EVENTS AND INFORMATION.

              Cautionary Statements for Purposes of the Private Securities Litigation Reform Act of 1995. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, JDN Realty Corporation (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by, or on behalf of, the Company.

             Federal Income Tax and ERISA Considerations. The Company is also filing certain information regarding the Internal Revenue Code of 1986, as amended (the "Code"), and the Employment Retirement Income Security Act of 1974 ("ERISA").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)     EXHIBITS.


  Exhibit No.                              Description
  -----------                              -----------
         99.1             Cautionary Statements for Purposes of the Private Securities
                          Litigation Reform Act of 1995.

         99.2             Federal Income Tax and ERISA Considerations.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   JDN REALTY CORPORATION



                                        By:   /s/ William J. Kerley
                                            ----------------------------------
                                              William J. Kerley
                                              Chief Financial Officer




Date:  March 24, 1997


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                                 EXHIBIT INDEX


  Exhibit No.                              Description
  -----------                              -----------
         99.1             Cautionary Statements for Purposes of the Private
                          Securities Litigation Reform Act of 1995.

         99.2             Federal Income Tax and ERISA Considerations.